Exhibit 24(a)





                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         THAT, WHEREAS, THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY, a Connecticut corporation, hereinafter referred to as the "Company," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to its Registration Statement on Form S-3 (File No. 33-51371) to deregister unsold amounts registered thereunder (the "Registration Statement"), and

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Tom E. Morgan, Madelyn M. DeMatteo, Donald R. Shassian, Wayne A. Wirtz, or any one of them, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and each of the undersigned's offices and capacities in the Company, to execute and file such amendment to the Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 5th day of November 1998.


 /s/ Tom E. Morgan                            /s/ Donald R. Shassian
-------------------------------------       -----------------------------------
Tom E. Morgan                               Donald R. Shassian
President and Chief Executive Officer       Senior Vice President and Chief
and Director                                  Financial Officer


 /s/ Daniel J. Miglio                         /s/ Royce S. Caldwell
-------------------------------------       -----------------------------------
Daniel J. Miglio                            Royce S. Caldwell
Chairman of the Board and Director          Director


 /s/ James D. Ellis
-------------------------------------
James D. Ellis
Director